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                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 2003



                          DUSA PHARMACEUTICALS, INC.
            (Exact name of registrant as specified in its charter)



      NEW JERSEY                    0-19777                      22-3103129
    (State or other                                             (IRS Employer
    jurisdiction of               (Commission                   Identification
     incorporation)               File Number)                     Number)
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                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

      DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on October 27,
2003, announcing that it has hired, trained and deployed an initial sales force of 6 regional sales managers and sales representatives targeting key US markets.
DUSA is also contracting with an independent regional sales organization and independent sales representatives, totaling 12 additional representatives, in order to reach a greater number of dermatologists over a wider geographic area.

      Except for historical information, this news release contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the Company's belief that it is well positioned for increasing sales and its plans to increase the sales force in 2004, neither of which can be assured, and other risks identified in DUSA's SEC filings from time to time.


ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

      (c) Exhibits.

      [99] Press Release dated October 27, 2003.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DUSA PHARMACEUTICALS, INC.



Dated: October 27, 2003                   By: /s/ D. Geoffrey Shulman
                                              ----------------------------------
                                          D. Geoffrey Shulman, MD, FRCPC
                                          President, Chief Executive Officer